UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2010

ICX TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 001-33793

DELAWARE	#77-0619113
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

2100 Crystal Drive, Suite 650, Arlington, VA 22202

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (703) 678-2111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At our annual meeting of stockholders, held June 9, 2010, in Arlington, Virginia, our stockholders elected seven directors to serve on our Board of Directors until the 2011 annual meeting and until their successors are duly elected and qualified. The voting results were as follows:

	For	Withheld	Non-Votes
E. Spencer Abraham	20,542,716	1,092,020	4,652,966
Colin J. Cumming	20,685,723	949,013	4,652,966
Joseph M. Jacobs	20,745,164	889,572	4,652,966
Hans C. Kobler	20,578,186	1,056,550	4,652,966
Robert A. Maginn, Jr.	20,539,328	1,095,408	4,652,966
Mark L. Plaumann	20,685,748	948,988	4,652,966
Rodney E. Slater	20,550,448	1,084,288	4,652,966

The stockholders also ratified the selection of Grant Thornton, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

Total number of shares voted in favor	25,703,711
Total number of shares voted against	299,191
Total number of abstentions	284,800

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ICX TECHNOLOGIES, INC.
(Registrant)

By	/s/ Colin J. Cumming
Colin J. Cumming
Chief Executive Officer

Date: June 14, 2010